UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 19, 2005

Sterling Financial Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	0-16276	23-2449551
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

101 North Pointe Boulevard, Lancaster, Pennsylvania		17601-4133
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	717-581-6030

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On December 21, 2005, Sterling Financial Corporation (the "Corporation") issued a press release announcing the hiring of MaryAnn Detwiler as the Corporation's Chief Accounting Officer, effective December 19, 2005, and such press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

As part of Ms. Detwiler's employment with the Corporation, the Corporation, Bank of Lancaster County and Ms. Detwiler have entered into a Change in Control Agreement which is attached to this Form 8-K as Exhibit 10.12 and is incorporated herein by reference.

The press release attached hereto as Exhibit 99.1 is being "furnished" to the Securities and Exchange Commission and shall not be deemed "filed" for any purpose except as shall be expressly set forth by specific reference to such filing in other filings of the Corporation into which it may be incorporated.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(c) As described above, the Corporation hired Ms. Detwiler as the Corporation's Chief Accounting Officer, effective as of December 19, 2005.

The Corporation's press release, dated December 21, 2005 and attached to this Form 8-K as Exhibit 99.1 is incorporated herein by reference. The press release attached hereto is being "furnished" to the Securities and Exchange Commission and shall not be deemed "filed" for any purpose except as shall be expressly set forth by specific reference to such filing in other filings of the Corporation into which it may be incorporated.

Item 7.01 Regulation FD Disclosure.

On December 21, 2005, the Corporation issued a press release announcing the hiring of MaryAnn Detwiler as the Corporation's Chief Accounting Officer which position has been vacant since November 11, 2005.

The Corporation's press release, dated December 21, 2005 and attached to this Form 8-K as Exhibit 99.1 is incorporated herein by reference. The press release attached hereto is being "furnished" to the Securities and Exchange Commission and shall not be deemed "filed" for any purpose except as shall be expressly set forth by specific reference to such filing in other filings of the Corporation into which it may be incorporated.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Exhibits

10.12 Change of Control Agreement between Sterling Financial Corporation and MaryAnn Detwiler dated December 19, 2005

99.1 Sterling Financial Corporation's press release dated December 21, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sterling Financial Corporation

December 21, 2005	By:	Jean Svoboda

Name: Jean Svoboda
Title: General Counsel and Corporate Secretary

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Exhibit Index

Exhibit No.	Description

10.12	Change in Control Agreement between Sterling Financial Corporation, Bank of Lancaster County and MaryAnn Detwiler, dated December 19, 2005
99.1	Sterling Financial Corporation press release dated December 21, 2005